ENABLING CUSTOMER SUCCESS CELEBRATING 140 YEARS MARK WALCHIRK PRESIDENT AND CEO JP Morgan Healthcare Conference - January 9, 2018 Exhibit 99

Safe Harbor Statement This presentation contains certain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are information of a non-historical nature and are subject to risks and uncertainties that are beyond Patterson's ability to control. Forward-looking statements generally can be identified by words such as "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of Patterson or the price of Patterson stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements.  Such risks and uncertainties include, without limitation, operations disruptions attributable to our enterprise resource planning system implementation; our ability to attract or retain qualified sales representatives and service technicians who relate directly with our customers; the reduction, modification, cancellation or delay of purchases of innovative, high-margin equipment; material changes in our purchasing relationships with suppliers; changes in general market and economics conditions; and the other risks and important factors contained and identified in Patterson's filings with the Securities and Exchange Commission, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. Any forward-looking statement in this presentation speaks only as of the date on which it is made. Except to the extent required under the federal securities laws, Patterson does not intend to update or revise the forward-looking statements.

Executive Summary We have leading positions in large, growing markets with strong demographics Our customers need a business partner to help enable their success We deliver a comprehensive offering of products, services, technology, software and after-sales support Looking forward, we are focused on improving execution, building upon our long-term strategy and driving team engagement We are committed to profitable growth, generating cash and driving shareholder value

Focus on EXECUTION We are taking a customer-first, metric-driven approach to driving operational excellence across the business Focus on STRATEGY We have initiated our strategic planning process and are taking a broad and thorough approach to defining our strategic path We are building the team and driving the culture to support our execution and key initiatives Focus on PEOPLE 90-Day Transition Plan

Why Patterson? Deep Local Relationships Extensive Product Portfolio Outstanding Technical Support Practice Management Software Comprehensive Supply Chain Enabling Customer Success Business Services

Business Segments PATTERSON DENTAL PATTERSON ANIMAL HEALTH FY17 Revenues: $2.4B Percent of Total Revenues: 43% FY17 Operating Margin: 13% FY17 Revenues: $3.2B Percent of Total Revenues: 57% FY17 Operating Margin: 4%

Patterson Dental FOCUS AREAS Favorable underlying market demographics Increasing business complexity E-commerce growth Digital work flow transforming dental practices Ongoing dental practice consolidation Investing in field sales resources Expanding technology product portfolio Technical service and support infrastructure a key differentiator Continued investment in business management software Partnering with manufacturers MARKET INSIGHTS

Patterson Animal Health FOCUS AREAS Increasing pet ownership and spending per pet Healthy, increasing protein demand and rising exports E-commerce growth Digital work flow transforming operations Ongoing customer consolidation Leverage increased scale efficiencies with customers and industry partners Partnering with manufacturers Promote technology and customized service offerings Deliver on planned synergy capture MARKET INSIGHTS

Enabling Customer Success ERP System E-commerce Platform Integrated Supply Chain and Sourcing Financial Shared Services Dedicated Local Relationship Extensive Product Offering Technical Service and Support Practice Management Software Business Support Services Patterson Technology Center DENTAL ANIMAL HEALTH

ENABLING CUSTOMER SUCCESS CELEBRATING 140 YEARS ANN GUGINO EVP AND CHIEF FINANCIAL OFFICER JP Morgan Healthcare Conference - January 9, 2018

Financial Platform Highlights Disciplined investments for growth and efficiency gains Strong, stable cash flow generating capabilities Multi-pronged capital allocation strategy Conservative, well-capitalized balance sheet Financial flexibility to unlock shareholder value

FY18 Adjusted EPS Guidance (as of 11/21/2017) Adjusted EPS of $2.00 to $2.10 per diluted share Dental business performance - Consumables softness - CAD/CAM market transition Sales execution Investing in sales resources ERP refinements to enhance customer experience 2Q Guidance Revision 2H Focus Areas

GUIDANCE ASSUMPTIONS Continuing operations as well as completed or previously announced acquisitions. Excludes new acquisitions. North America and international market conditions similar to first half of FY 2018. Excludes transaction-related costs, integration and business restructuring expenses and deal amortization or impairment and material restructurings beyond those previously disclosed. FY18 GUIDANCE AS OF 11/21/17 GAAP earnings for fiscal 2018: $1.67 to $1.77 per diluted share Non-GAAP adjusted earnings guidance excludes after-tax impact of: Deal amortization expense of approximately: $0.27 per diluted share Integration and business restructuring expenses of approximately: $0.06 per diluted share Non-GAAP adjusted earnings for fiscal 2018: $2.00 to $2.10 per diluted share FY18 GAAP to Non-GAAP Reconciliation

Financial Platform Execution Continued cost management Delivering on planned synergy capture Driving working capital improvement

Cash Returned to Shareholders ($M) $223 $182 $130 $291 Over $1B Past 5 Years $200

PDCO Summary We have leading positions in large, growing markets with strong demographics Our customers need a business partner to help enable their success We deliver a comprehensive offering of products, services, technology, software and after-sales support Looking forward, we are focused on improving execution, building upon our long-term strategy and driving team engagement We are committed to profitable growth, generating cash and driving shareholder value

THANK YOU JP Morgan Healthcare Conference - January 9, 2018